                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             VIASYSTEMS GROUP, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

              DELAWARE                                 75-2668620
---------------------------------------     -----------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

                        101 SOUTH HANLEY ROAD, SUITE 400
                            ST. LOUIS, MISSOURI 63105
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

If this form relates to the                If this form relates to the
registration of a class                    registration of a class of
of securities pursuant to                  securities pursuant to Section 12(g)
Section 12(b)of the Exchange Act           of the Exchange Act and is
and is effective pursuant                  effective pursuant to General
to General Instruction A.(c),              Instruction A.(d), please check
please check the following box.[x]         the following box.[ ]



Securities Act registration statement file number to which
this form relates:           333-94321
                        -------------------
                          (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of Each Class                            Name of Each Exchange on Which
    to be Registered                              Each Class is to be Registered
   -------------------                            ------------------------------

COMMON STOCK, PAR VALUE $0.01 PER SHARE                NEW YORK STOCK EXCHANGE
---------------------------------------               -------------------------


Securities to be registered pursuant to Section 12(g) of the Act:



--------------------------------------------------------------------------------
                                (Title of Class)



--------------------------------------------------------------------------------
                                (Title of Class)

ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

           The class of securities to be registered hereby is the common stock, par value $0.01 per share ("Common Stock") of Viasystems Group, Inc., a company established under the laws of the State of Delaware (the "Company").

           The description of the Common Stock under the heading "Description of Capital Stock" in the prospectus contained in Amendment No. 2 to the Registration Statement on Form S-1 (Registration Statement No. 333-94321) filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, on March 13, 2000 (the "Registration Statement") is hereby incorporated by reference.

ITEM 2.    EXHIBITS.

1. Amended and Restated Certificate of Incorporation of the Company, incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

2. Amended and Restated Bylaws of the Company, incorporated herein by reference to Exhibit 3.2 to the Registration Statement.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  March 17, 2000                            VIASYSTEMS GROUP, INC.


                                                 By:     /s/ DAVID J. WEBSTER
                                                     ---------------------------
                                                 Name:   David J. Webster
                                                 Title: Senior Vice President